Exhibit 10.7

PLACEMENT AGENT AGREEMENT

September 8, 2025

CONFIDENTIAL

Trident Digital Tech Holdings Ltd

8 Temasek Boulevard

#24-03 Suntec Tower Three

Singapore 038988

Re: TDTH | PIPE Offering | Placement Agent Agreement

Dear Soon Huat Lim:

The purpose of this placement agent agreement is to outline our agreement pursuant to which Chaince Securities, LLC (“Chaince”) will act as the placement agent on a “best efforts” basis in connection with the proposed PIPE Offering (the “Placement”) by Trident Digital Tech Holdings Ltd (collectively, with its subsidiaries and affiliates, the “Company”) of its class B ordinary shares, par value US$0.00001 each (the “Securities”) (the “Placement Agent Agreement”). This Placement Agent Agreement sets forth certain conditions and assumptions upon which the Placement is premised. The Company expressly acknowledges and agrees that Chaince’s obligations hereunder are on a reasonable “best efforts” basis only and that the execution of this Placement Agent Agreement does not constitute a commitment by Chaince to purchase the Securities and does not ensure the successful placement of the Securities or any portion thereof or the success of Chaince with respect to securing any other financing on behalf of the Company. The Company confirms that entry into this Placement Agent Agreement and completion of the Placement with Chaince will not breach or otherwise violate the Company’s obligations to any other party or require any payments to such other party. For the sake of clarity, such obligations may include but not be limited to obligations under an engagement letter, placement agency agreement, underwriting agreement, advisory agreement, right of first refusal, tail fee obligation or other agreement.

The terms of our agreement are as follows:

1. Engagement. The Company hereby engages Chaince, for the period beginning on the date hereof and ending sixty (60) days after a registration statement filed with the U.S. Securities and Exchange Commission (the “Commission”) in connection with the resale offering of the securities issued in the Placement (the “Offering”) becomes effective (the “Engagement Period”), to act as the Company’s exclusive investment bank in connection with the proposed Placement. Chaince will use its reasonable “best efforts” to solicit offers to purchase the Securities from the Company on the terms, and subject to the conditions, set forth in this Placement Agent Agreement. Chaince shall use commercially reasonable efforts to assist the Company in obtaining performance by each purchaser of the Company’s Securities (“Purchaser”) whose offer to purchase Securities has been solicited by Chaince, but Chaince shall not, except as otherwise provided in this Placement Agent Agreement, be obligated to disclose the identity of any potential purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. The Company acknowledges that under no circumstances will Chaince be obligated to underwrite or purchase any Securities for its own account and, in soliciting purchases of the Securities, Chaince shall act solely as an agent of the Company. The services provided pursuant to this Placement Agent Agreement shall be on an “agency” basis and not on a “principal” basis.

2. The Placement. The Placement is expected to consist of a sale of the Company’s Securities. Chaince will act as placement agent for the Placement subject to, among other matters referred to herein and additional customary conditions, completion of Chaince’s due diligence examination of the Company and its affiliates, listing approval by the Nasdaq Capital Market (“Exchange”) of the Securities to be issued, and the execution of definitive securities purchase agreements (“Securities Purchase Agreements”). The actual size of the Placement, the precise number of Securities to be offered by the Company and the offering price will be the subject of continuing negotiations between the Company and the investors thereto. In connection with the entry into the Securities Purchase Agreement, the Company (i) will meet with Chaince and its representatives to discuss such due diligence matters and to provide such documents as Chaince may require; (ii) will not file with the Commission any document regarding the Placement without the prior approval of Chaince and its counsel; (iii) will deliver to Chaince and the investors in the Placement such legal and accounting opinions and letters (including, without limitation, legal opinions, negative assurance letters, good standing certificates and officers’ and secretary certificates) as Chaince may require, all in form and substance acceptable to Chaince and (iv) will ensure that Chaince is a third party beneficiary of all representations, warranties, covenants, closing conditions and deliverables in connection with the Placement.

3. Registration Statement. To the extent the Company decides to proceed with the Placement, the Company will, as soon as practicable and in no event later than the times set forth in the registration rights agreement to be entered into with the investors in the Placement, prepare and file with the Commission a Registration Statement on Form F-1 (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”) and a prospectus included therein (the “Prospectus”) covering the resale of the Securities to be offered and sold in the Placement. Other than any information provided by the investors or Chaince in writing specifically for inclusion in the Registration Statement or the Prospectus, the Company will be solely responsible for the contents of its Registration Statement and Prospectus and any and all other written or oral communications provided by or on behalf of the Company to any actual or prospective investor of the Securities, and the Company represents and warrants that such materials and such other communications will not, as of the date of the offer or sale of the Securities under the Placement, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the completion of the offer and sale of the Securities under the Placement an event occurs that would cause the Registration Statement or Prospectus (as supplemented or amended) to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify Chaince immediately of such event and Chaince will suspend solicitations of the prospective purchasers of the Securities until such time as the Company shall prepare a supplement or amendment to the Registration Statement or Prospectus that corrects such statement or omission.

4. Placement Compensation. The placement commission will be six percent (6.0%) of the aggregate gross proceeds raised at each closing of each Placement (each, a “Closing”) (“Placement Commission”). The Company will be responsible for and will pay Chaince an expense allowance equal to one percent (1.0%) of the total gross proceeds for out-of-pocket expenses relating to the Placement, including, without limitation, (a) all filing fees and expenses relating to the registration of the Securities with the Commission; (b) all applicable FINRA filing fees; (c) all fees and expenses relating to the listing of the Company’s equity or equity-linked securities on an Exchange; (d) all fees, expenses and disbursements relating to the registration or qualification of the Securities under the “blue sky” securities laws of such states and other jurisdictions as Chaince may reasonably designate (including, without limitation, all filing and registration fees, and the reasonable fees and disbursements of the Company’s “blue sky” counsel, which will be Chaince’s counsel) unless such filings are not required in connection with the Company’s proposed Exchange listing; (e) any fees for counsel to lead investors in the Placement; (f) all fees, expenses and disbursements relating to the registration, qualification or exemption of the Securities under the securities laws of such foreign jurisdictions as Chaince may reasonably designate; (g) the costs of all mailing and printing of the Placement documents; (h) transfer and/or stamp taxes, if any, payable upon the transfer of Securities from the Company to Chaince; (i) the fees and expenses of the Company’s accountants; and (j) reasonable legal fees and disbursements for Chaince’s counsel. In addition, Chaince will receive a Financial Advisory and Marketing Fee of $25,000.

5. [RESERVED].

6. Tail Financing. Chaince shall be entitled to compensation for the Placement Commission and the Marketing Fee under clause 4, calculated in the manner set forth therein, with respect to any public or private offering or other financing or capital-raising transaction of any kind (“Tail Financing”) to the extent that any capital or funds in such Tail Financing is provided to the Company directly or indirectly by investors whom Chaince had contacted and with whom the Company had no prior relationship or familiarity during the Engagement Period or introduced to the Company during the Engagement Period (collectively, the “Chaince Investors”), if such Tail Financing is consummated at any time within the 12-month period following the expiration or termination of this Placement Agent Agreement, whichever is earlier. Chaince shall provide the Company with the list of the Chaince Investors within ten (10) business days following the expiration or termination of this Placement Agent Agreement, and any investors not so identified in writing to the Company within such period shall not be deemed Chaince Investors for purposes of this agreement.

7. [Reserved.]

8. Closing; Closing Deliverables. Each Purchaser shall deliver to the Escrow Agent, via wire transfer, immediately available funds equal to such Purchaser’s Subscription Amount as set forth in the Securities and Purchase Agreement, and the Company shall deliver to each Purchaser its respective Shares, as determined pursuant to the Securities and Purchase Agreement, and the Company and each Purchaser shall deliver the other items set forth in the Securities and Purchase Agreement deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in the Securities and Purchase Agreement, the Closing shall take place remotely by electronic means.

9. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent to close hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in the Securities Purchase Agreement (on which the Company authorizes the Placement Agent to rely), in each case as of the date hereof and as of the Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

9.1. [Reserved.]

9.2. Closing Deliverables. The Company shall have delivered all closing deliverables to the Placement Agent as set forth in Section 8.1 as of the time required and in form reasonably satisfactory to the Placement Agent.

9.2.1. No Material Changes. Prior to and on the Closing Date: (i) there shall have been no Material Adverse Effect or development involving a prospective Material Adverse Effect in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Disclosure Package and the Prospectus; (ii) no action, suit or proceeding, at law or in equity, to the knowledge of the Company, shall have been pending or threatened against the Company or any affiliates of the Company before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and the Prospectus; (iii) no stop order shall have been issued under the Securities Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Securities Act and the Securities Act Regulations and shall conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

9.2.2. Additional Documents. At the Closing Date, Placement Agent’s counsel shall have been furnished with such documents and opinions as they may require in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Placement Agent and Placement Agent’s counsel.

10. Prior Agreement. By entering into this Placement Agent Agreement, the parties agree that that certain letter of engagement, dated September 4, 2025, entered into between the same parties hereof, shall automatically terminate and cease to have any effect whatsoever and shall be superseded in its entirety by this Placement Agent Agreement.

11. Termination. Notwithstanding anything to the contrary contained herein, the Company agrees that the provisions relating to the payment of fees, reimbursement of expenses, indemnification and contribution, confidentiality, conflicts, independent contractor and waiver of the right to trial by jury will survive any termination or expiration of this Placement Agent Agreement. Notwithstanding anything to the contrary contained herein, the Company has the right to terminate the Placement Agent Agreement for Cause in compliance with FINRA Rule 5110(g)(5)(B)(i). “Cause”, for the purpose of this Placement Agent Agreement, shall mean, willful misconduct, general incompetence, gross negligence or a material breach of this Placement Agent Agreement by the Placement Agent as reasonably determined by the Company. The exercise of such right of termination for Cause eliminates the Company’s obligations with respect to the provisions relating to the Tail Financing and Right of First Refusal. Notwithstanding anything to the contrary contained in this Placement Agent Agreement, in the event that no Placement is completed for any reason whatsoever during the Engagement Period, the Company shall be obligated to pay to Chaince its actual and accountable out-of-pocket expenses related to the Placement (including the fees and disbursements of Placement Agent’s legal counsel) and if applicable, for electronic road show services used in connection with the Placement.

12. Publicity. The Company agrees that it will not issue press releases or engage in any other publicity, without Chaince’s prior written consent, commencing on the date hereof and continuing until the final Closing of the Placement.

13. Information. During the Engagement Period or until the Closing, the Company agrees to cooperate with Chaince and to furnish, or cause to be furnished, to Chaince, any and all information and data concerning the Company, and the Placement that Chaince deems appropriate (the “Information”). The Company will provide Chaince reasonable access during normal business hours from and after the date of execution of this Placement Agent Agreement until the Closing to all of the Company’s assets, properties, books, contracts, commitments and records and to the Company’s officers, directors, employees, appraisers, independent accountants, legal counsel and other consultants and advisors. Except as contemplated by the terms hereof or as required by applicable law, Chaince will keep strictly confidential all non-public Information concerning the Company provided to Chaince. Except as required by applicable law, no obligation of confidentiality will apply to Information that: (a) is in the public domain as of the date hereof or hereafter enters the public domain without a breach by Chaince, (b) was known or became known by Chaince prior to the Company’s disclosure thereof to Chaince as demonstrated by the existence of its written records, (c) becomes known to Chaince from a source other than the Company which information is not provided by the breach of an obligation of confidentiality owed to the Company, (d) is disclosed by the Company to a third party without restrictions on its disclosure or (e) is independently developed by Chaince as demonstrated by its written records. For the avoidance of doubt, except as otherwise provided herein, all information which is not publicly available relating to the Company’s proprietary technology is proprietary and confidential.

14. No Third Party Beneficiaries; No Fiduciary Obligations. This Placement Agent Agreement does not create, and shall not be construed as creating, rights enforceable by any person or entity not a party hereto, except those entitled hereto by virtue of the indemnification provisions hereof. The Company acknowledges and agrees that: (i) Chaince is not and shall not be construed as a fiduciary of the Company and shall have no duties or liabilities to the equity holders or the creditors of the Company or any other person or entity by virtue of this Placement Agent Agreement or the retention of Chaince hereunder, all of which are hereby expressly waived; and (ii) Chaince is a full service securities firm engaged in a wide range of businesses and from time to time, in the ordinary course of its business, Chaince or its affiliates may hold long or short positions and trade or otherwise effect transactions for its own account or the account of its customers in debt or equity securities or loans of the companies which may be the subject of the transactions contemplated by this Placement Agent Agreement. During the course of Chaince’s engagement with the Company, Chaince may have in its possession material, non-public information regarding other companies that could potentially be relevant to the Company or the transactions contemplated herein but which cannot be shared due to an obligation of confidence to such other companies.

15. Indemnification, Advancement & Contribution.

15.1. Indemnification. The Company agrees to indemnify and hold harmless Chaince, its affiliates and each person controlling Chaince (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of Chaince, its affiliates and each such controlling person (Chaince, and each such entity or person hereafter is referred to as an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of counsel for the Indemnified Persons) (collectively, the “Expenses”) and agrees to advance payment of such Expenses as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any actions, whether or not any Indemnified Person is a party thereto, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, Prospectus or any other offering documents (as from time to time each may be amended and supplemented), (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the Placement, including any “road show” or investor presentations made to investors by the Company (whether in person or electronically), or (C) any application or other document or written communication (collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Securities under the securities laws thereof or to file for an exemption from such requirement or filed with the Commission, any state securities commission or agency, any national securities exchange; or (ii) the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information provided to the Company by Chaince in writing specifically for use in the Registration Statement, Prospectus or any other offering documents with respect which or resulting from conduct by Chaince or another Indemnified Party, as to which Chaince shall indemnify and hold harmless the Company, its officers, directors and controlling parties in the manner set forth in this Section 15. The Company also agrees to reimburse and advance each Indemnified Person for all Expenses as they are incurred in connection with such Indemnified Person’s enforcement of his or its rights under this Section 15.

15.2. Procedure. Upon receipt by an Indemnified Person of actual notice of an action against such Indemnified Person with respect to which indemnity may reasonably be expected to be sought under this Section 15, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any obligation or liability which the Company may have on account of this Section 15 or otherwise to such Indemnified Person. The Company shall, if requested by Chaince, assume the defense of any such action (including the employment of counsel designated by Chaince and reasonably satisfactory to the Company). Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ separate counsel reasonably acceptable to Chaince for the benefit of Chaince and the other Indemnified Persons or (ii) such Indemnified Person shall have been advised that in the opinion of counsel that there is an actual or potential conflict of interest that prevents (or makes it imprudent for) the counsel designated by and engaged by the Company for the purpose of representing the Indemnified Person, to represent both such Indemnified Person and any other person represented or proposed to be represented by such counsel, in which event the Company shall pay the reasonable fees and expenses of one counsel, plus local counsel, for all Indemnified Parties, which counsel shall, if Chaince is a defendant, be designated by Chaince. The Company shall not be liable for any settlement of any action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of Chaince, settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened action in respect of which advancement, reimbursement, indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination (i) includes an unconditional release of each Indemnified Person, acceptable to such Indemnified Party, from all Liabilities arising out of such action for which indemnification or contribution may be sought hereunder and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Person. The advancement, reimbursement, indemnification and contribution obligations of the Company required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as every Liability and Expense is incurred and is due and payable, and in such amounts as fully satisfy each and every Liability and Expense as it is incurred (and in no event later than 30 Calendar Days following the date of any invoice therefore).

15.3. Contribution. In the event that a court of competent jurisdiction makes a finding, final beyond right of review, that indemnity is unavailable to an Indemnified Person, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to Chaince and any other Indemnified Person, on the other hand, of the matters contemplated by this Section 15 or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and Chaince and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of commissions and non-accountable expense allowance actually received by Chaince in the Placement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or Chaince on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Chaince agree that it would not be just and equitable if contributions pursuant to this subsection 15.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection 15.3. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to Chaince on the other hand, of the matters contemplated by this Section 15 shall be deemed to be in the same proportion as: (a) the total value received by the Company in the Placement, whether or not such Placement is consummated, bears to (b) the commissions paid to Chaince under the Placement Agent Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

15.4. Limitation. The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Placement Agent Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions, except to the extent that a court of competent jurisdiction has made a finding that Liabilities (and related Expenses) of the Company have resulted exclusively from such Indemnified Person’s gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

16. Governing Law; Venue. This Placement Agent Agreement will be deemed to have been made and delivered in the State of New York, USA, and both the binding provisions of this Placement Agent Agreement and the transactions contemplated hereby will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York, without regard to the conflict of laws principles thereof. Each of Chaince and the Company: (i) agrees that any legal suit, action or proceeding arising out of or relating to this Placement Agent Agreement and/or the transactions contemplated hereby will be instituted exclusively in the courts located in the Borough of Manhattan, City of New York, County of New York, State of New York (ii) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (iii) irrevocably consents to the jurisdiction of the courts located in the City of New York, County of New York and State of New York, in any such suit, action or proceeding. Each of Chaince and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in such courts and agrees that service of process upon the Company mailed by certified mail to the Company’s address will be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon Chaince mailed by certified mail to Chaince’s address will be deemed in every respect effective service process upon Chaince, in any such suit, action or proceeding. Notwithstanding any provision of this Placement Agent Agreement to the contrary, the Company agrees that neither Chaince nor its affiliates, and the respective officers, directors, employees, agents and representatives of Chaince, its affiliates and each other person, if any, controlling Chaince or any of its affiliates, will have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages or liabilities incurred by the Company that are finally judicially determined to have resulted from the bad faith or gross negligence of such individuals or entities. Chaince will act under this Placement Agent Agreement as an independent contractor with duties to the Company.

17. Miscellaneous. The Company represents and warrants that it has all required power and authority to enter into and carry out the terms and provisions of this Placement Agent Agreement and the execution, delivery and performance of this Placement Agent Agreement does not breach or conflict with any agreement, document or instrument to which it is a party or bound. The binding provisions of this Placement Agent Agreement are legally binding upon and inure to the benefit of both the Company and Chaince and their respective assigns, successors, and legal representatives. If any provision of this Placement Agent Agreement is determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect, and the remainder of the Placement Agent Agreement shall remain in full force and effect. This Placement Agent Agreement may be executed in counterparts (including electronic counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The undersigned hereby consents to receipt of this Placement Agent Agreement in electronic form and understands and agrees that this Placement Agent Agreement may be signed electronically. Signatures to this Placement Agent Agreement transmitted in electronic form will have the same effect as physical delivery of a paper document bearing the original signature, and if any signature is delivered electronically evidencing an intent to sign this Placement Agent Agreement, such electronic mail or other electronic transmission shall create a valid and binding obligation of the undersigned with the same force and effect as if such signature were an original. Execution and delivery of this Placement Agent Agreement by electronic mail or other electronic transmission is legal, valid and binding for all purposes.

If you are in agreement with the foregoing, please sign and return to us one copy of this Placement Agent Agreement. This Placement Agent Agreement may be executed in counterparts (including facsimile or .pdf counterparts), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

The foregoing accurately sets forth our understanding and agreement with respect to the matters set forth herein.

Chaince Securities, LLC

By:	/s/ Wilfred Daye
Name:	Wilfred Daye
Title:	Chief Executive Officer

Trident Digital Tech Holdings Ltd

By:	/s/ Soon Huat Lim
Name:	Soon Huat Lim
Title:	Chief Executive Officer

[Signature Page of PIPE Offering Placement Agent Agreement]

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